EXHIBIT 32.2
            Section 1350 Certification -- Principal Financial Officer

                 Citizens Financial Corporation and Subsidiaries



                  In connection with the Quarterly Report on Form 10-Q of Citizens Financial Corporation (the "Company") for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Len E. Schweitzer, Vice President and Treasurer of the Company, certify pursuant to 18 U.S.C. s.s. 1350, as adopted pursuant to s.s. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 By:       /s/ Len E. Schweitzer
                                           -------------------------------------
                                           Vice President and Treasurer

Date: May 14, 2004